(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) April 2014 Spirit Investor Presentation

Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under Federal securities laws, which should be regarded solely as reflections of our current operating plans and estimates and not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, our continued ability to source new investments, risks associated with using debt to fund the company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the real estate markets), risks related to the Spirit- Cole II merger and our ability to integrate the portfolios, disruption from the merger making it more difficult to maintain business and operational relationships, unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, and those discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s’ Annual Report on Form 10-K, as well as the Company’s press releases, which can be found on the Company’s website www.spiritrealty.com. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: This presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix at the end of this presentation. FORWARD LOOKING STATEMENT:

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) SRC Overview (1) NYSE Ticker SRC Enterprise Value $7.8 billion Market Capitalization $4.1 billion Leverage (2) 7.3x 2014 AFFO Guidance $0.77-$0.82 Current Annualized Dividend $0.665 Dividend Yield 6.0% Current Share Price $11.05 IPO Share Price $7.87 (3) Total Annual Stockholder Return Since IPO (4) +31%  Spirit, a single tenant, triple net REIT focused on operationally essential real estate, owns a real estate portfolio consisting of 2,186 properties (99% occupied with an average remaining lease term of 10.1 years) as of December 31, 2013  The portfolio is well-diversified by industry (19), tenants (377), and geography (48 states)  As of December 31, 2013 (based on annualized rental revenue), approximately 81% of our portfolio leases are triple net (5) and 43% is under master leases (6)  Spirit is primarily focused on acquiring properties leased to small and middle market companies that are typically unrated and underserved from a capital perspective  Founded in 2003, the Company’s investment model is cycle tested and generated cumulative historical credit losses of only 3.5%, approximately, across 10 years (7) Spirit Overview and Investment Highlights 2 Notes: (1) SRC Overview as of April 1, 2014. Enterprise Value calculated using debt and cash & cash equivalent balances as of December 31, 2013. (2) Represents Adjusted Debt / Annualized Adjusted EBITDA. See appendix for definitions. (3) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger. (4) See appendix for definition. (5) Excludes multi-tenant properties. (6) Based on annualized rental revenue. (7) Calculated in accordance with credit loss methodology set forth in the prospectus dated September 19, 2012 relating to the initial public offering of Spirit Realty Capital Common Stock filed with the Securities and Exchange Commission.

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Notes: (1) Based on annualized rental revenue. (2) Excludes multi-tenant properties. (3) Calculated in accordance with credit loss methodology set forth in the prospectus dated September 19, 2012 relating to the initial public offering of Spirit Realty Capital Common Stock filed with the Securities and Exchange Commission. (4) Based upon number of lease expirations since Spirit’s inception. (5) At December 31, 2013 for reporting tenants. Represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense for the trailing 12 months; weighted by rent. (6) Excludes mortgage notes receivables and vacant properties. .  Focus on retail real estate that is operationally essential to tenant profits – Including non-rated tenants with strong credits, but otherwise overlooked by traditional lenders  Market segment allows for favorable lease structuring – 86% of portfolio has rent escalations (1) – Approximately 81% of the portfolio under triple net lease structures (1)(2) Operational Highlights 3  Historical credit loss of only 3.5%, approximately, in total across 10 years (3)  Portfolio occupancy rate has never been below 95% and 10 year average is greater than 99% – 78% historical lease renewal rate (4)  Market segment allows for favorable lease structuring – Weighted average EBITDAR coverage ratio of 2.8x (5) – 43% of the portfolio under master lease (1) Differentiated Business Strategy Seasoned, Cycle-Tested Portfolio $412 $884 $1,724 $1,993 $1,236 $124 $143 $158 $164 $417 0 700 1,400 2,100 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Acquisition Vintage Amounts in Millions (6) Approximately 90% of the portfolio was acquired before 2009

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Large Diverse Portfolio 4 Spirit's Top Tenants Represent an Attractive Mix of Industries and Credits Note: Portfolio statistics are (a) as of December 31, 2013, (b) based on annualized rental revenue, and (c) exclude investments of mortgage notes receivable and vacant properties. We define Investment Grade / Implied Investment Grade as tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings are based on financial information provided by tenants without independent verification and determined using licensed solution from Moody’s Analytics. See Risk Factors in our 10-K regarding credit rating tools. Credit Diversity Tenant Industry Diversity Top Tenants # of Prop. % of Portfolio 181 14.8% 69 4.4% 109 3.5% Cajun Global LLC 201 2.6% 9 2.3% Alimentation Couche-Tard Inc. 83 2.2% 37 1.8% 9 1.5% 12 1.5% 30 1.4% 8 1.3% 4 1.2% Universal Pool Co., Inc. 14 1.2% 23 1.1% 6 1.1% Total Top 15 795 41.9% 44% 52% 4% Investment Grade / Implied Investment Grade (2) Non-Investment Grade / Implied Non-Investment Grade Non Reporting 19% 17% 18% 8% 38% Specialty Retail Restaurants General and Discount Retail Drug Stores Other

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Large Diverse Portfolio 5 Spirit’s Portfolio is Geographically Well-Diversified Retail Real Estate Notes: Portfolio statistics are (a) as of December 31, 2013, (b) based on annualized rental revenue, and (c) exclude investments of mortgage notes receivable and vacant properties. (1) Based on number of investments. (2) Based on current gross investment. Asset Type Diversity Property Value Diversity Retail Industrial Office, 4% # PROPERTIES 1-10 11-20 21-50 51-100 100+ % OF REVENUE 0%-5.0% 5.0%-10.0% > 10.0% 86% 10%  2,186 properties  54.3 million square feet  Approximately 81% of real estate properties (1) have investment values of $5MM or less (2)

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Lease Profile with Predictable Revenue 6 The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near Term Expiration and NNN Leases Contribute to a Predictable Revenue Profile Source: Company filings Lease Expiration Lease Escalation Lease Structure Note: Portfolio statistics are (a) as of December 31, 2013, (b) based on annualized rental revenue, and (c) excludes investments in multi- tenant properties, mortgage notes receivable and vacant properties. % Contractual Fixed % With Contractual CPI-Related % Flat % Other 43.7% 41.8% 12.9% 1.6% Other NNN, 81.0% NN, 19.0% % Contractual Fixed % Contractual CPI-Related % Flat 2.1% 2.1% 4.2% 3.5% 4.4% 3.7% 5.6% 7.9% 4.2% 6.9% 55.3% 0% 10% 20% 30% 40% 50% 60% Average remaining lease term of 10.1 years Occupancy (10.0%) (5.0%) 0.0% 5.0% 10.0% 80.0% 90.0% 100.0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Oc cu pa nc y GDP Growth GDP Growth Spirit Occupancy Rate

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Balance Sheet Data 7 SRC Has Long-Term Leases Matched With Well-Laddered Long Term Debt Balance Sheet (1)  $7.2 billion in total assets – Almost entirely owned real estate – Long-term leases  $3.8 billion in debt principal balance outstanding – Only $35 million in short-term, variable facility – $1.2 billion in Master Trust bonds; this facility has issued investment grade bonds – Remainder in laddered, property- level CMBS debt – Weighted average contractual rate on debt outstanding as of 12/31/13 approximately 5.63% – No significant maturities until 2016 – Leverage is 7.3x (2) Scheduled Principal Amortization (1) Balloon Payments at Maturity (1) $MM 5.4% 5.4% 6.4% 5.8% 4.3% 5.4% (3) $MM $212MM by 2017 57 58 52 46 45 134 - 100 200 300 400 500 2014 2015 2016 2017 2018 Thereafter Total Annual Amortization Cumulative Amortization 30 241 759 925 249 1,146 5 - 200 400 600 800 1,000 2014 2015 2016 2017 2018 Thereafter Primarily CMBS Debt Revolving Credit Facilities Weighted Avg. Interest Rate 30 Notes: (1) As of December 31, 2013. (2) Represents Adjusted Debt / Annualized Adjusted EBITDA. See appendix for definitions. (3) Excluding revolver. Contractual weighted average interest rate including revolver is 6.2%.

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Income Statement Data 8 Note: (1) Continuing operations, excluding merger costs and impairments; calculation / reconciliation in appendix. Income Statement  2013 revenues of $419.5 million – 53.6% increase over 2012  G&A is 7.0% of revenue in fourth quarter 2013 – an improvement from the 8.8% reported in fourth quarter 2012.  A significant amount of property costs relate to remaining multi-tenant portfolio  2013 AFFO was $0.81 per share  AFFO per share is estimated to be between $0.77 and $0.82 per share in 2014  255.2 million weighted (diluted) average shares outstanding during 2013 vs. 370.4 million shares outstanding at 12/31/13 2013 results reflect the contribution of the Cole II merger (completed on 7/17/13) during the last half of the year. Year Ended December 31, ($000s) 2012 2013 Revenues $ 273,115 $ 419,467 Property costs 5,176 11,760 Net operating income (“NOI”) (1) $ 267,939 $ 407,707 General and administrative 36,252 35,863 Acquisition costs 1,054 1,718 EBITDA (1) $ 230,633 $ 370,126 Funds from Operations (“FFO”) $ 52,830 $ 139,487 Adjusted Funds from Operations (“AFFO”) $ 119,248 $ 208,853

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Benchmarking to Our Closest Comparables 9 Operational Statistics (1) Number of Properties 2,186 3,896 1,860 3,732 Square Feet (MM) 54.3 62.6 20.4 102.0 Occupancy Rate 99% 98% 98% 99% Average Remaining Lease Term 10.1 yrs 10.8 yrs 12.0 yrs 11.0 yrs % of Investment Grade Tenants 44% (2) 40% (3) Not Reported 47% (3) % Retail 86% 77% 100% 62% Top 5 Tenants % Rent 28% 22% 23% 14% Top 10 Tenants % Rent 36% 35% 39% 24% Size, Occupancy, and Tenant Mix Similar to Sector-Leading Peers Notes: (1) Sources: Company Filings; SRC statistics as of December 31, 2013; ARCP pro forma for COLE merger. (2) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software. See Risk Factor regarding reliability of credit rating tools in Spirit Realty Capital Annual Report on Form 10-K. (3) Company reported.

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Benchmarking to Our Closest Comparables 10 Notes: (1) Calculation / reconciliation in appendix. (2) Per SNL, as of April 1, 2014. (3) Principal value of debt + liquidation value of preferred equity / most recent quarter EBITDA annualized (ARCP pro forma for COLE). (4) Calculated by applying comps average multiple / yield to the respective SRC metric. Spirit Remains a Good Relative Valuation Opportunity Comps Average Implied SRC Share Price (4) Implied Cap Rate (1) 6.9% 6.0% 6.2% NA 6.1% $14.17 2014 AFFOx (2) 14.0x 15.9x 16.2x 12.3x 14.8x $11.68 Dividend Yield (2) 6.0% 5.4% 4.8% 7.1% 5.8% $11.50 AFFO Payout Ratio (2) 84% 86% 78% 88% 84% NA Leverage (Net Debt + Preferred / EBITDA) (3) 7.3x 5.5x 5.9x 8.7x 6.7x NA Sources: SNL, SEC filings

Appendix & Financial Definitions Appendix

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Financial Definitions 12  NOI from Continuing Operations – Represents net income (loss) (computed in accordance with GAAP), excluding general and administrative expenses, merger costs, real estate acquisition costs, interest expense, depreciation and amortization, impairments, loss on debt extinguishment, and income tax expense (benefit).  EBITDA from Continuing Operations, as Adjusted – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, and income tax expense (benefit); as further adjusted to eliminate the impact of merger costs, impairments, and loss on debt extinguishment.  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash and cash equivalents.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO (defined below) to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations (FFO) – FFO represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. Reconciliations from U.S. GAAP net income available to common stockholders to FFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders. Reconciliations from U.S. GAAP reported debt to Adjusted Debt are included in financial statements filed by the Company with the Securities and Exchange Commission.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance. Reconciliations from U.S. GAAP net income available to common stockholders to Adjusted EBITDA are included in the financial statements filed by the Company with the Securities Exchange Commission.  Annualized Adjusted EBITDA – Calculated by multiplying adjusted EBITDA for the quarterly period presented by four.  Leverage -- We calculate Leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA.  Total Stockholder Return (TSR) - TSR is a measure of the compound annual total return of a stock to an investor. The calculation considers share price appreciation (or depreciation) and assumes the reinvestment of all dividends when paid as well as appropriate adjustments for stock dividends, splits, reverse splits and other similar events during the measurement period.

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) NOI Reconciliations 13 Net Operating Income from Continuing Operations Reconciliations Year Ended December 31, ($000’s) 2012 2013 Loss from Continuing Operations $(72,515) $(33,172) Adjustments: General and Administrative Expense 36,252 35,863 Merger Costs – 56,644 Real Estate Acquisition Costs 1,054 1,718 Interest Expense 156,220 179,267 Depreciation and Amortization Expense 104,984 164,054 Impairments (recoveries) 8,918 (185) Loss on Debt Extinguishment 32,522 2,405 Income Tax Expense 504 1,113 Net Operating Income from Continuing Operations $267,939 $407,707

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) EBITDA Reconciliations 14 EBITDA from Continuing Operations Excluding Merger Costs, Impairments and Loss on Debt Extinguishment Reconciliations Year Ended December 31, ($000’s) 2012 2013 Loss from Continuing Operations $(72,515) $(33,172) Adjustments: Merger Costs – 56,644 Interest Expense 156,220 179,267 Depreciation and Amortization Expense 104,984 164,054 Impairments (recoveries) 8,918 (185) Loss on Debt Extinguishment 32,522 2,405 Income Tax Expense 504 1,113 EBITDA, from Continuing Operations Excluding Merger Costs, Impairments and Loss on Debt Extinguishment $230,633 $370,126

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Implied Cap Rate Reconciliation 15 $MM, unless otherwise noted Aggregate Value (1) $13,341 $6,281 Less: Loans Receivable, net (2) -- (29) Less: Accounts Receivable, net (39) (4) Less: Assets Held for Sale (12) (15) Less: Other Assets (127) (95) Plus: Accounts Payable & Accrued Expenses 103 17 Plus: Distributions Payable 41 -- Plus: Other Liabilities 44 89 Plus: Minority Interest – – Implied Real Estate Value $13,350 $6,244 Q4 2013 Real Estate NOI Annualized 804 389 Implied Cap Rate (3) 6.0% 6.2% Notes: (1) As of April 1, 2014. (2) For National Retail Properties, includes mortgages, notes, and commercial mortgage interests. (3) Equals 4Q2013 real estate NOI annualized divided by implied real estate value. Source: Most recent SEC filings

(33, 101, 173) (198, 73, 90) (165, 223, 231) (231, 227,231) (156, 158, 165) (65, 138, 219) (0, 0, 0) (215, 127, 140) (195, 243, 211) (206, 223, 255) Implied Cap Rate Reconciliation 16 $MM, unless otherwise noted At IPO Current Aggregate Value (1) $3,180 $7,811 Less: Loans Receivable, net (61) (118) Less: Accounts Receivable, net – – Less: Assets Held for Sale (6) (20) Less: Other Assets (35) (130) Plus: Accounts Payable & Accrued Expenses 25 115 Plus: Distributions Payable – – Plus: Other Liabilities – – Plus: Minority Interest – – Implied Real Estate Value $3,059 $7,658 Real Estate NOI Annualized (2) 270 528 Implied Cap Rate (3) 8.8% 6.9% Notes: (1) “At IPO” as of pricing on September 19, 2012 (split adjusted share price of $7.87); “Current” as of April 1, 2014 (split adjusted share price of $11.05). (2) Annualized NOI; “At IPO” NOI research estimated forward NTM, “Current” as of 4Q 2013 (excluding income from notes payable). (3) Equals real estate NOI annualized divided by implied real estate value. Source: SEC filings